UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2019

Glaukos Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

229 Avenida Fabricante, San Clemente, California	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	GKOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

In its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2019 (the "Initial Report"), Glaukos Corporation (the "Company") reported that it completed its acquisition of Avedro, Inc., a Delaware corporation ("Avedro"), pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of August 7, 2019, by and among the Company, Atlantic Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Company, and Avedro. This Current Report on Form 8-K/A amends the Initial Report to amend the disclosure in Item 9.01 thereof with respect to the historical financial statements and unaudited pro forma information required by Item 9.01(a) and (b) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The information required by this item was previously reported in Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-233807) filed with the Securities and Exchange Commission on October 15, 2019 (as so amended, the “Form S-4”) and, accordingly, is not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

(b) Pro Forma Financial Information

The information required by this item was previously reported in the Form S-4 and, accordingly, is not required to be filed herewith pursuant to General Instruction B.3 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION
(Registrant)

	By:	/s/ Joseph E. Gilliam
		Name:	Joseph E. Gilliam
		Title:	Chief Financial Officer and Senior Vice President, Corporate Development

Date: February 5, 2020